Derivatives and hedging	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and hedging

Note 8: —Derivatives and hedging

The Company entered into forward, put and call option contracts to hedge certain forecasted payroll and rent payments denominated in NIS, against exchange rate fluctuations of the U.S. dollar for a period of up to twelve months. The Company recorded the cash flows associated with these derivatives under operating activities.

The Company had outstanding contracts designated as hedging instruments in the aggregate notional amount of $14,500 and $7,500 as of December 31, 2020 and 2019, respectively. The fair value of the Company’s outstanding contracts amounted to an asset of $314 and a liability of $12 as of December 31, 2020 and an asset of $179 as of December 31, 2019. These assets and liabilities were recorded under other receivables and other account payables and accrued expenses respectively. Gains of $1,267, $261 and losses of $327 were reclassified from accumulated other comprehensive income (loss) during the years ended December 31, 2020, 2019 and 2018, respectively. Such gains and losses were reclassified from accumulated other comprehensive income (loss) when the related expenses were incurred. These (gains) and losses were recorded in the consolidated statements of operations were as follows:

	Year ended December 31,
	2020	2019	2018
Cost of revenue	$(87)	$(17)	$23
Research and development	(655)	(142)	173
Sales and marketing	(311)	(59)	60
General and administrative	(214)	(43)	71
	$(1,267)	$(261)	$327